EXHIBIT 10.2


                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

                             (and Temporary Waiver)

     THIS DOCUMENT is entered into as of March 12, 1998, between MATRIX CAPITAL CORPORATION, a Colorado corporation ("Borrower"), the Lenders described below, and BANK ONE, TEXAS, N.A., as Agent for Lenders.

     Borrower, Lenders, and Agent are party to the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of March 12, 1997, providing for a $2,000,000 Term Loan and a Revolving Facility of up to $6,000,000. Borrower, Lenders, and Agent have agreed, upon the following terms and conditions, to amend and to temporarily waive certain provisions of the Credit Agreement as described in Paragraphs 2 and 3 below.

1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

2. AMENDMENT. Subject to Paragraph 4 below but otherwise effective as of the date of this document, the Credit Agreement is amended as follows:

     (A) Stated-Termination  Date. The definition of Stated-Termination  Date in
Section 1.1 is entirely amended as follows:

          "Stated-Termination Date" means the earlier of either (a) May 12, 1998, or (b) 30 days after the date on which at least 90% of the total Commitments for the Revolving Facility has been funded under Section 2.2.

     (B) Debt. A new Section 8.1(g) is added at the end of the existing Section 8.1:

          (g)  Warehousing.   Debt  incurred  by  Equi-Mor  Holdings,   Inc.  to
     Investment Services, Inc., for which Borrower has no direct or contingent liability.

     (C) Distributions. Section 8.4 is entirely amended as follows:

          8.4 Distributions. Borrower may not pay or declare any Distribution during any fiscal year except (a) dividends payable solely in the form of capital stock, and (b) cash distributions to Borrower's shareholders (i) in an amount not to exceed the sum of (A) 50% of Borrower's Net Income, minus
     (B) non-cash income, and (ii) if a Default or Potential Default exists or would be created by the Distribution.

3. TEMPORARY WAIVER. Subject to Paragraph 4 below but otherwise effective as of the date of this document, the Lenders temporarily waive any Potential Default or Default that may exist or arise solely as a result of the following:


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     (A)  Guaranty.  The failure of Borrower  to comply with the  provisions  of
Section 4.1 in respect of Matrix Advisory Services, Inc., and Equi-Mor Holdings, Inc.
     (B) Cash Dividends/Expenses and CMLTD. The failure of Borrower to comply with the provisions of Section 9.1 for the four-fiscal-quarter periods ending December 31, 1997, and March 31, 1998.

Neither Agent nor any Lender makes any commitment to extend the time period for any waiver. Except as expressly stated, this paragraph is not a waiver of existing or future Potential Defaults or Defaults or a waiver of Agent's or any Lender's rights to insist upon compliance by all other relevant parties with each Loan Document.

4. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct, (B) Agent receives counterparts of this document executed by Agent, Lenders, Borrower, and each other Company named on the signature pages of this document, and (C) Agent receives evidence satisfactory to it and its special counsel that all stock certificates evidencing all of the issued and outstanding shares of the capital stock of Matrix Bank have been delivered to Agent.

5. RATIFICATIONS. To induce Agent and Lenders to enter into this document, Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6. REPRESENTATIONS. To induce Agent and Lenders to enter into this document, Borrower represents and warrants to Agent and Lenders that as of the date of this document (A) each Company has all requisite authority and power to execute, deliver, perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate corporate charter or bylaws or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound,
(B) upon execution and delivery by all parties to it, this document will constitute each Company's legal and binding obligation, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (D) no Material- Adverse Event, Default or Potential Default exists.

7. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

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8. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement"
refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 12.12. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED BY THE LOAN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     Remainder of page intentionally blank.
                             Signature page follows.

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     EXECUTED as of the date first stated above.

MATRIX CAPITAL CORPORATION, as               BANK ONE, TEXAS, N.A., as Agent and
Borrower                                     a Lender

By   /s/ David W. Kloos                      By   /s/ Mark L. Freeman
     --------------------------------             ------------------------------
     David W. Kloos, Chief Financial              Mark L. Freeman, Vice
     Officer                                      President




                             COLORADO NATIONAL BANK
                             as a Lender


                             By    /s/ Andrea C. Koeneke
                                   ---------------------
                                   Andrea C. Koeneke
                                   Vice President





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                              CONSENT AND AGREEMENT
                              ---------------------

     To induce Agent and Lenders to enter into this document, the undersigned jointly and severally (a) consent and agree to this document's execution and delivery, (b) ratify and confirm that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent or any Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represent and warrant to Agent and Lenders that
(i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) each undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), each undersigned will be -- Solvent, and (e) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and Lenders and their respective successors and permitted assigns.

MATRIX FINANCIAL SERVICES                    UNITED CAPITAL MARKETS, INC.
CORPORATION
MATRIX FUNDING CORPORATION

By  /s/ Thomoas J. Osselaer                  By /s/ Austin Tilghman
    -----------------------------               --------------------------------
    Thomas J. Osselaer, Chief Executive         Austin Tilghman, President
    Officer and President of each above
    Company

UNITED FINANCIAL, INC.                       UNITED SPECIAL SERVICES, INC.

By  /s/ Thomas P. Cronin                     By /s/ Linda Preston
    -----------------------------               --------------------------------
    Thomas P. Cronin, Chief Executive           Linda Preston, President
    Officer

VINTAGE DELAWARE HOLDINGS, INC.             FIRST MATRIX INVESTMENT SERVICES
                                            CORP.
                                            THE VINTAGE GROUP, INC.

By  /s/ David W. Kloos                      By /s/ Paul E. Skretny
    -----------------------------              ---------------------------------
    David W. Kloos, Chairman                   Paul E. Skretny, Chairman of the
                                               Board and Chief Executive
                                               Officer of each above Company


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                            2 of 2 Signature Pages to
                       Third Amendment to Credit Agreement